Exhibit 10.2

AMENDMENT NO. 5

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 14, 2011, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Loan Parties”), the Lenders (as defined below) signatory hereto and Bank of America, N.A. (successor by merger to LaSalle Bank National Association) as Swing Line Lender, Issuing Lender and Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement, dated as of June 12, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Lenders, and subject to the terms and conditions set forth herein, the Lenders have agreed to, amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) The last sentence appearing in Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Each Letter of Credit shall expire no later than the earlier of (x) the fourth anniversary of its date of issuance and (y) December 31, 2012; provided that (1) any Letter of Credit with a one-year term may provide for renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above) and (2) no later than five (5) days prior to the scheduled Revolving Commitment Termination Date, the Borrower shall Cash Collateralize each Letter of Credit, if any, with an expiration date after such Revolving Commitment Termination Date in an amount equal to 105% of the Letter of Credit Obligations with respect to such Letters of Credit.

(b) The definition of “Financial Letter of Credit Sublimit” set forth in Schedule I to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Financial Letter of Credit Sublimit” means $40,000,000.

2. Ratification of Lender Participations in Letters of Credit. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment, each Lender party hereto hereby (a) acknowledges and agrees that each Letter of Credit set forth on Annex I attached hereto constitutes a Financial Letter of Credit, (b) acknowledges that each Letter of Credit set forth on Annex II attached hereto has an expiration date on or after the Revolving Commitment Termination Date and (c) acknowledges and agrees that it is obligated to participate in each such Letter of Credit, and hereby confirms such participation, in a Dollar Equivalent amount equal to such Lender’s Revolving Credit Percentage in accordance with Section 3.4 or otherwise pursuant to the Credit Agreement. Upon satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Lenders hereby waive any violation of the Credit Agreement (and resulting Event of Default) caused by any of the foregoing Financial Letters of Credit heretofore exceeding the Financial Letter of Credit Sublimit, or any of the foregoing Letters of Credit heretofore having expiry dates later than the Revolving Commitment Termination Date, in each case, prior to giving effect to the amendment contemplated by this Amendment.

3. Effectiveness of this Amendment; Conditions Precedent. The provisions of Sections 1 and 2 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of counterparts of this Amendment executed by Authorized Officers of the Borrower, the other Loan Parties and each of the Lenders.

4. Representations and Warranties.

(a) The Borrower and each other Loan Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b) The Borrower and each other Loan Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Indenture, dated as of January 28, 2011, among Wells Fargo Bank, National Association, as trustee, the Borrower and the Subsidiary Guarantors.

(c) The Borrower and each other Loan Party hereby represents and warrants that, after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

5. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as expressly provided in Section 2 of this Amendment, neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

* * * *

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: President & CFO

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC.

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Senior Vice President & CFO

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: President & CFO

DAWSON MARINE SERVICES COMPANY

By:	/s/ Catherine Hoffman
Name: Catherine Hoffman
Title: President

NASDI HOLDINGS CORPORATION

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Vice President & CFO

NASDI, LLC

By:	/s/ Bruce J. Biemeck

Name:	Bruce J. Biemeck

Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel

Name:	Paul E. Dinquel

Title:	Vice President

YANKEE ENVIRONMENTAL SERVICES, LLC

By:	/s/ Bruce J. Biemeck

Name:	Bruce J. Biemeck

Title:	Vice President & CFO

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as Administrative Agent

By:	/s/ Linda Lov

Name:	Linda Lov

Title:	AVP

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as a Lender

By:	/s/ Jonathan M. Phillips

Name:	Jonathan M. Phillips

Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Jennifer Pricco

Name:	Jennifer Pricco

Title:	Duly Authorized Signatory

FIFTH THIRD BANK, as a Lender

By:	/s/ Neil G. Mesch

Name:	Neil G. Mesch

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION (successor to National City Bank), as a Lender

By:	/s/ Jon R. Hinard

Name:	Jon R. Hinard

Title:	Senior Vice President

RBS CITIZENS, N.A. (successor by merger to Charter One Bank), as a Lender

By:	/s/ Mark A. Wegener

Name:	Mark A. Wegener

Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Naseem Aboudaher

Name:	Naseem Aboudaher

Title:	Loan Team Manager & VP

MB FINANCIAL BANK, as a Lender

By:	/s/ Henry Wessel

Name:	Henry Wessel

Title:	Vice President

ANNEX I

Financial Letters of Credit

Letter of Credit Reference No.	LC Issuer	Beneficiary	Original Issuance Date	Current Expiry	Current Amount
T00000007232060	Bank of America, N.A.	Reliance Insurance Company	3/31/09	9/30/12	$154,000.00
T00000007408627	Bank of America, N.A.	National Union Fire Insurance	3/31/09	1/10/12	$923,685.00
T00000068016220	Bank of America, N.A.	General Electric Capital	3/31/09	6/11/12	$1,500,000.00
T00000007189650	Bank of America, N.A.	Signal Mutual Indemnity	3/31/09	9/30/12	$547,583.00
T00000068004112	Bank of America, N.A.	Zurich American Insurance Company	1/06/10	12/31/11	$1,700,000.00
T00000068004131	Bank of America, N.A.	Fidelity and Deposit Co. of Maryland	9/06/11	6/11/12	$12,500,000.00

ANNEX II

Letters of Credit with an Expiration Date on or after the Revolving Commitment Termination Date

Letter of Credit Reference No.	LC Issuer	Beneficiary	Original Issuance Date	Current Expiry	Current Amount
T00000007232060	Bank of America, N.A.	Reliance Insurance Company	3/31/09	9/30/12	$154,000.00
T00000007189650	Bank of America, N.A.	Signal Mutual Indemnity	3/31/09	9/30/12	$547,583.00
T00000068004128	Bank of America, N.A.	National Bank of Kuwait S.A.K.	7/27/11	6/12/12	$576,588.45
T00000068004129	Bank of America, N.A.	National Bank of Kuwait S.A.K.	7/27/11	6/12/12	$576,588.45
T00000068004132	Bank of America, N.A.	Qatar National Bank	10/13/11	7/20/12	$686,530.25